UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 14, 2026

BREEZE ACQUISITION CORP. II

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43280	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

955 W. John Carpenter Fwy., Suite 100-929

Irving, TX 75039

(Address of principal executive offices and zip code)

(888) 273-9001

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Units, each consisting of one ordinary shares, $0.0001 par value per share, and one right	BREZU	The Nasdaq Stock Market LLC
Ordinary shares, $0.0001 per share	BREZ	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-fifth (1/5) of one ordinary share, par value $0.0001	BREZR	The Nasdaq Stock Market LLC

Item 8.01. Other Events.

On May 14, 2026, Breeze Acquisition Corp. II (the “Company”) consummated its initial public offering (“IPO”) of 12,5000,000 units. On May 15, 2026, the Company closed on an additional 1,500,000 units pursuant to the underwriters’ partial exercise of the over-allotment option, for a total initial public offering of 14,000,000 units (the “Units”). Each Unit consists of one ordinary share, par value $0.0001 per share, and one right (the “Rights”). Each Right entitles the holder thereof to receive one-fifth (1/5) of one ordinary share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $140,000,000.

Simultaneously with the closing of the IPO and the closing of the over-allotment, the Company completed the private sale of an aggregate of 470,000 units (the “Private Placement Units”) to Breeze Sponsor II, LLC, at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,700,000. The Private Placement Units are identical to the Units sold in the IPO except that the Private Placement Units (i) are not transferable, assignable, or salable until 30 days after the completion of the Company’s initial business combination and (ii) will be entitled to registration rights. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A total of $144,700,000 of the net proceeds from the IPO (including the partial exercise of the over-allotment option) and the sale of the Private Placement Units were placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of May 14, 2026, reflecting receipt of the proceeds upon consummation of the IPO and the issuance of the Private Placement Units has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited Balance Sheet as of May 14, 2026
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREEZE ACQUISITION CORP. II

By:	/s/ J. Douglas Ramsey
J. Douglas Ramsey
Chief Executive Officer

Dated: June 1, 2026

2